SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /     Definitive Information Statement

                              TEXHOMA ENERGY, INC.
                              --------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

       (1)  Title of each  class  of  securities  to  which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed  maximum  aggregate  value  of  transaction:

       (5)  Total  fee  paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount  Previously  Paid:
       (2)  Form,  Schedule  or  Registration  Statement  No.:
       (3)  Filing  Party:
       (4)  Date  Filed:

                              TEXHOMA ENERGY, INC.
                         2200 POST OAK BLVD., SUITE 340
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held on __, 2006

To  the  stockholders  of  Texhoma  Energy,  Inc.:

     Notice is hereby given of an annual meeting of shareholders of Texhoma Energy, Inc. (the "Company") to be held on __, 2006 at 12:00 P.M. C.S.T. at the Company's office at 2200 Post Oak Blvd., Suite 340, Houston, Texas 77056, for the following purposes:

     1. To elect two Directors. The election of Frank Jacobs and Max Maxwell as Directors.

     2. To authorize the filing of a Certificate of Amendment to our Articles of Incorporation. The Board of Directors recommends that you approve a Certificate of Amendment to our Articles of Incorporation to authorize 300,000,000 shares of common stock, $0.001 par value per share and reauthorize 1,000,000 shares of preferred stock, $0.001 par value per share.

     3.   To  ratify  the  Company's  2006  Stock  Incentive  Plan (the "Plan").

     4. To ratify the grant of an aggregate of 10,000,000 options to officers, Directors, employees and consultants of the Company pursuant to the Plan.

     5.   To ratify  the  appointment  of  Jewett,  Schwartz  &  Associates,
          Certified Public Accountants, as the corporation's independent auditors for fiscal years 2005 and 2006.

     6. To transact such other business as may properly come before the annual meeting.


     Common stockholders of record on the close of business on , 2006 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person , however the majority shareholders do not need your vote to effect the changes above.

                                       By  Order  of  the  Board  of  Directors,

                                       /s/  Frank  Jacobs
                                       ------------------
                                       Frank  Jacobs
                                       Director
          ,  2006
----------

                              TEXHOMA ENERGY, INC.
                         2200 POST OAK BLVD., SUITE 340
                              HOUSTON, TEXAS 77056

                             INFORMATION STATEMENT
                                          , 2006


     This Information Statement is furnished by the Board of Directors of Texhoma Energy, Inc. (the "Company") to provide notice of an annual meeting of stockholders of the Company which will be held on __, 2006 at 12:00 P.M. CST at 2200 Post Oak Blvd., Suite 340, Houston, Texas 77056.

     The  record  date  for  determining  stockholders  entitled to receive this
Information Statement has been established as the close of business on _________, 2006 (the "Record Date"). This Information Statement will be first
mailed  on  or  about          ,  2006 to stockholders of record at the close of
business on the Record Date.  As of the Record Date, there were           shares
of the Company's Common Stock outstanding and no shares of the Company's Preferred Stock outstanding. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The presence at the annual meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the annual meeting require the approval of a majority of the votes cast at the special meeting. Our former Chief Executive Officer and Director, Frank Jacobs; Capersia Pte Ltd. (which is beneficially owned by Frank Jacobs' brother); Lucayan Oil and Gas Investments, Ltd. (which is beneficially owned by our Director, Max Maxwell); Structured Capital Corporation; and Polaris Holdings, Inc. (the "Majority Shareholders"), beneficially own 119,625,000 shares, or % of our Common Stock, which account for approximately _____% of our voting shares as of the Record Date and will therefore be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholders already have the vote in hand.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

     Two directors are to be elected to serve until the next annual meeting of the shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Frank Jacobs and Max Maxwell to serve as directors (the "Nominees," or individually the "Nominee"). Mr. Frank Jacobs is currently serving as a Director and our Secretary, and formerly served as our Chief Executive Officer ("CEO") until June 5, 2006, and does not currently have an employment agreement with the Company. Mr. Maxwell is currently serving as a Director, Chief Executive Officer and President of the Company and does not currently have an employment agreement with the Company.

     The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.


  A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
                                 THE ELECTION OF
               ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

     The following biographical information is furnished with respect to each of the Nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

                                    DIRECTORS

FRANK  A.  JACOBS,  AGE  53  Executive  Chairman,  Secretary  and  Director

     Mr. Jacobs has served as the Company's Director and Executive Chairman (i.e. a full time executive officer of the Company) since January 2005. Between January 2005 and June 5, 2006, he served as our Chief Executive Officer. Since the incorporation of the Company's wholly owned subsidiary, Texaurus Energy, Inc. ("Texaurus") in March 2006, Mr. Jacobs has served as a Director and as Chief Executive Officer, President, Secretary and Treasurer of Texaurus. Mr. Jacobs served as the sole Director of Lucayan Oil and Gas Investments, Ltd., from September 2003 until April 10, 2006. Since April 2003, Mr. Jacobs has owned and operated Jacobs Oil & Gas, Ltd. ("Jacobs, Ltd."), through which he provides energy consulting services and corporate advice to various oil and gas companies from time to time. Since 2005, the Company has been the only client of Jacobs, Ltd. All of Mr. Jacobs' management time in connection with services rendered to the Company and expenses incurred on the Company's business are billed by Jacobs Ltd. to the Company. Between February 2004 and April 2005, Mr. Jacobs served as the Director, President and Chief Operating Officer of International PetroReal Oil Corporation, in Vancouver, British Columbia, Canada. From January 2003 until June 2004, Mr. Jacobs served as the Director, President and Chief Executive Officer of Loumic Exploration Inc., in West Vancouver, British Columbia, Canada.

From  October  2001  until  December  2003,  Mr.  Jacobs served as a Director of
Capersia Pte Ltd., in Singapore. From February 1999 until October 2001, Mr. Jacobs served as Managing Director of Anzoil NL, in Perth, Australia.

     Mr. Jacobs received a Bachelors of Science degree in Chemical Engineering from the Higher Technical College in Breda, The Netherlands, in 1976 and a Master of Science degree in Engineering from the University of Calgary in 1978.

     Mr. Jacobs' brother, Peter Jacobs, is the beneficial owner of Capersia Pte Ltd. ("Capersia"), which is the largest shareholder of the Company and holds 56,000,000 shares of the Company's common stock representing approximately ____% of the Company's issued and outstanding common stock. Mr. Jacobs' does not beneficially own the shares of common stock held by Capersia.

     Mr. Jacobs does not have an employment agreement with the Company, but does receive $120,000 annually in amounts paid to Jacobs Ltd., in consideration for consulting services rendered to the Company by Mr. Jacobs. As of the date of this filing, Mr. Jacobs was owed $125,000 from the Company in accrued but unpaid consulting fees.

MAX  MAXWELL,  AGE  55  President  and  Director

     Mr. Maxwell has served as the Company's Director since April 10, 2006; as the Company's President since April 12, 2006; and as the Company's Chief Executive Officer since June 5, 2006. Since April 10, 2006, Mr. Maxwell has served as a Director of Texaurus and was elected President of Texaurus on April 19, 2006. Since April 2006, Mr. Maxwell has served as a Director of Lucayan Oil and Gas Investments, Ltd., a Bahamas company, which invests in oil and gas companies. Since October 2002, Mr. Maxwell has served as a Director of ORX Resources, Inc. an oil and gas company ("ORX"). From October 2002 until April 2006 he served as Vice-President of ORX. From February 1984 until October 2002, Mr. Maxwell served as the President of Online Resource Exchange. From January 1977 until February 1984, Mr. Maxwell served as an engineer with the Louisiana Land and Exploration Company.

     Mr. Maxwell received his Bachelors of Science degree in Petroleum Engineering from Louisiana State University in 1973 and his Masters Degree in Business Administration from the University of New Orleans in 1985. Mr. Maxwell is a member of the Society of Petroleum Evaluation Engineers and a member of the Society of Petroleum Engineers.

     Mr. Maxwell does not have an Employment Agreement with the Company. It is anticipated that Mr. Maxwell will be paid approximately $ 175,000 per year by the Company in consideration for his services to the Company as its President.


     All directors of the Company will hold office until the next annual meeting of the shareholders, and until their successors have been elected and qualified. Officers of the Company are elected by the Board of Directors and hold office at the pleasure of the Board.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during the most recent fiscal year or prior fiscal years. Based on stockholder filings with the SEC, Frank Jacobs, Max Maxwell, Brian Alexander, a current Director of the Company, Capersia Pte. Ltd., a company beneficially owned by Peter Jacobs, the brother of Frank Jacobs, and Lucayan Oil and Gas Investment, Ltd., a company owned 50% by our President, Max Maxwell, are subject to Section 16(a) filing requirements.

ATTENDANCE  OF  THE  BOARD  OF  DIRECTORS

     During the year ended September 30, 2005, the Board of Directors held one meeting in person. All of the Directors of the Board of Directors executed approximately five (5) Consents to Action Without a Meeting of Board of Directors. We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                        Restricted
Name & Principal                                Bonus     Stock
Position                Year      Salary ($)     ($)      Awards
----------------        ----      ----------    -----     ------

Max Maxwell(2)          2006(1)   $  175,000     --         --
President and CEO

Frank  Jacobs(3)        2006(1)   $  120,000     --         --
Former CEO              2005      $   90,000     --         --
                        2004      $      -0-     --         --

Brian Alexander(4)      2005      $   17,000
Former President        2004      $       -0-    --         --
and CEO

Mark Applebaum(5)       2004      $       -0-    --         --
Former President and    2003      $       -0-    --         --
CEO

Henry Rolling (6)       2004      $ 1,463,166    --         --
Former President and    2003      $    43,749              31,550
CEO

* Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation. No executive officer was paid any Options, SARS, LTIP Payout or other compensation during the fiscal year ended December 31, 2005.

(1) Estimated.

(2) Mr. Maxwell was appointed as President of the Company on April 12, 2006 and as Chief Executive Officer of the Company, effective June 5, 2006.

(3) Mr. Jacobs served as Chief Executive Officer of the Company from approximately May 18, 2005 until June 5, 2006.

(4) Mr. Alexander served as our President and Chief Executive Officer from approximately November 2, 2004 until approximately May 18, 2005.

(5) Mr. Applebaum served as our President and Chief Executive Officer from approximately May 17, 2004 until approximately November 2, 2004.

(6) Mr. Rolling served as our President and Chief Executive Officer until approximately May 17, 2004.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN SECURITY HOLDERS

     The following table sets forth information as of June __, 2006, with respect to the beneficial ownership of the Common Stock by (i) each director, nominee director and officer of the Company, (ii) all directors and officers as a group and (iii) each person known by the Company to own beneficially 5% or more of the Common Stock:


Name  and  Address                    Share of Common Stock
of  Beneficial  Owners                Beneficially Owned (1)       Percent(2)
--------------------------------      ----------------------       ----------

Frank  Jacobs                              7,500,000                   ___%
Director
2200 Post Oak Blvd.,
Suite  340
Houston, Texas 77056

Lucayan Oil and Gas
Investments, Ltd.(3)                      22,375,000                  ____%
2200 Post Oak Blvd.,
Suite  340
Houston, Texas 77056

Max Maxwell (3)                           22,375,000                   ___%
President, CEO and Director
2200 Post Oak Blvd.,
Suite  340
Houston, Texas 77056

Brian Alexander                                    0                     0%
Director
2200 Post Oak Blvd.,
Suite  340
Houston, Texas 77056

Structured Capital
Corporation(4)                            21,250,000                  ____%
1900 West Loop South, Suite 1100
Houston, Texas 77027

Capersia Pte. Ltd. (5)                    56,000,000                  ____%
#06-02 47 Hill Street,
Chinese Chamber of Commerce
and Industry Building,
Singapore, 179365

Polaris Holdings, Inc.(6)                 12,500,000                  ____%
2411 Fountainview Dr., Suite 120
Houston, Texas 77057

================================      ======================       ==========
All  officers  and  directors             29,875,000                 _____%
  as  a  group  (3  people)

(1) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of Common Stock as to which a person has sole or shared voting or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. Shares of Common Stock subject to a Convertible Note or Warrant currently convertible or exercisable, or convertible or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such Convertible Note or Warrant, but are not deemed outstanding for computing the percentage of any other person.

(2) Using _________ shares of Common Stock outstanding as of __ 2006, the Record Date.

(3) Lucayan Oil and Gas Investments, Ltd. is beneficially owned by our Director, Max Maxwell, its Director and 50% owner and A.E. "Buzz" Jehle a Director and 50% owner.

(4)  Jostein  Hauge  is  the beneficial owner of Structured Capital Corporation.

(5)  Peter Jacobs,  is  the  beneficial owner of Capersia Pte Ltd. ("Capersia").
     Peter  Jacobs  is  the  brother  of  our  Executive Chairman, Frank Jacobs.

(6)  The beneficial  owner  of  Polaris  Holdings,  Inc.  is  Ingolf  Grinde.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS
--------------------------------------------------

     On or about December 10, 2004, the Company entered into a participation agreement with the "Clovelly Joint Venture," of which ORX, whom our new President and Director used to serve as Vice President and still serves as a Director of, is the Operator. The Company agreed to a 6%-participation in the drilling of the Allain Lebreton #2 well on a prospect close to the existing Clovelly oil and gas field in Louisiana. On February 14, 2006 the Company announced it had increased its working interest to 11% through the purchase of a further 5% working interest in this prospect.

     On April 10, 2006, the Company entered into a Debt Conversion Agreement with Lucayan Oil and Gas Investments, Ltd., a Bahamian corporation ("LOGI"), who's Director and 50% owner is the President and a Director of the Company, Max Maxwell. The Company owed $895,000 to LOGI as of the date of the Debt Conversion Agreement, in connection with funds provided to the Company for the drilling in Thailand in March 2005, which were assigned to LOGI by other third party entities. Pursuant to the Debt Conversion Agreement, the Company and LOGI agreed to convert $160,000 of the $895,000 which LOGI was owed into an aggregate of 4,000,000 shares (or one (1) share for each $0.04 of debt converted) of newly issued shares of the Company's restricted common stock. Additionally, on April 10, 2006, the Company granted LOGI a Promissory Note for the remaining $735,000 which it was owed by the Company, which Promissory Note was able to convert into shares of the Company's Common Stock at the rate of one share for every $0.04 which LOGI was owed. On or about May 17, 2006, LOGI converted the remaining portion of the Promissory Note into 18,375,000 shares of our Common Stock.

     On October 27, 2004, the Company entered into a Share Sale and Purchase Agreement (the "Agreement") to acquire a 40% shareholding in the capital of Black Swan Petroleum Pty. Ltd. ("BSP"), which held a 100% interest in Block B7/38, a Petroleum Exploration Concession (the "Petroleum Concession") offshore Thailand. In connection with the Agreement, the Company agreed to issue 56,000,000 shares of common stock and to pay $150,000 to Capersia Pte. Ltd. ("Capersia"). At the time of the Company's entry into the Agreement, Capersia was 50% owned by Peter Jacobs, the brother of our Chief Executive Officer and Director, Frank A. Jacobs, and 50% owned by Mr. Frank Jacobs' wife, Anna Jacobs. Currently, Capersia is 100% owned by Peter Jacobs.

     On May 31, 2006, our former Chief Executive Officer and current Director, Frank A Jacobs, sent us a letter detailing amounts which he believes he is owed from us for certain cash advances, fees and out of pocket expenses to date. Those amounts total approximately $352,000 as of March 31, 2006 (which does not include any interest amounts or amounts to compensate for currency fluctuations), and includes approximately $125,000 payable to Mr. Jacobs in executive salary; approximately $41,000 owed to Mr. Jacobs in reimbursement expenses including certain expenses he had paid on our behalf of the Company and approximately $185,000 in cash Mr. Jacobs advanced to the Company.

     The letter provided by Mr. Jacobs was for auditing purposes and no immediate repayment is required or demanded. The Company currently doesn't have sufficient cash on hand to repay Mr. Jacobs these amounts.

     On June 1, 2006, the Company's Board of Directors approved the issuance of an aggregate of 9,000,000 options to the Company's officers and Directors, pursuant to the Company's 2006 Stock Incentive Plan (the "Plan"). All the options were at an exercise price of $0.13 per share, which was equal to the average of the highest ($0.125) and lowest ($0.111) quoted selling prices of the Company's common stock on June 1, 2006, multiplied by 110%. The options were granted to the following officers and Directors in the following amounts:

     o Max Maxwell, our president and Director was granted 750,000 qualified options and 3,250,000 non-qualified options (for 4,000,000 total options), which options are to vest at the rate of 500,000 options every three months, with the qualified options to vest first, in consideration for services rendered to the Company as the Company's president and Director. The options expire if unexercised on June 1, 2009, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan;

     o Frank Jacobs, our Director was granted 4,000,000 non-qualified options, which options are to vest at the rate of 500,000 options every three months, in consideration for services rendered to the Company as the Company's Director. The options expire if unexercised on June 1, 2009, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan;

     o Brian Alexander, our Chief Financial Officer and Director was granted 1,000,000 non-qualified options, which options are to vest upon Mr. Alexander's execution of a deed of release and settlement between Mr. Alexander and the Company in connection with his anticipated resignation from his positions as the Company's Chief Financial Officer and Director, which is expected to occur in or around July 2006. The options were granted to Mr. Alexander in consideration for services rendered to the Company as the Company's Chief Financial Officer and Director. The options expire if unexercised on July 1, 2007, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan; and

     The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, for the above issuances, since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by the Company.




                  [Remainder of page left intentionally blank.]

                                   PROPOSAL 2

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                 TO AUTHORIZE 300,000,000 SHARES OF COMMON STOCK

WHAT ARE THE MAJORITY SHAREHOLDERS APPROVING?

     Our Majority Shareholders will approve a Certificate of Amendment to our Articles of Incorporation to authorize 300,000,000 shares of common stock, $0.001 par value per share ("Common Stock") and reauthorize 1,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock").

     The Certificate of Amendment will additionally state that shares of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment (the "Amendment").

WHAT IS THE PURPOSE OF THE AMENDMENT?

     The Amendment increases the amount of authorized Common Stock and is necessary to have enough shares of Common Stock authorized for the issuance of Laurus Master Fund, Ltd.'s ("Laurus") and Energy Capital Solutions LLC's shares of Common Stock issued in connection with the exercise of warrants, and to provide enhanced flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, or to attract or to retain and motivate key employees.

     On March 28, 2006 (the "Closing"), our wholly owned subsidiary, Texaurus Energy, Inc. ("Texaurus"), entered into a Securities Purchase Agreement ("Securities Purchase Agreement") with Laurus. In connection with the Closing, we issued Laurus a Common Stock Purchase Warrant (the "Texhoma Warrant"), to purchase up to 10,625,000 shares of our common stock at an exercise price of $0.04 per share, which if exercised in full would provide us aggregate consideration of $425,000. The Texhoma Warrant expires if unexercised at 5:00

P.M. on March 28, 2011. The Texhoma Warrant contains a provision whereby Laurus is not able to exercise any portion of the Warrant, which exercise would cause it to hold more than 4.99% of our issued and outstanding common stock, unless an Event of Default under Texaurus' outstanding Secured Term Note with Laurus has occurred and/or if Laurus provides us 75 days prior written notice of their intent to hold greater than 4.99% of our issued and outstanding common stock.

     Additionally, in consideration for advisory services rendered in connection with the Laurus closing, we granted Energy Capital Solutions, LLC, warrants to purchase up to 1,062,500 shares of our common stock at an exercise price of $0.04 per share. Energy Capital Solutions, LLC's warrants expire if unexercised at 5:00 P.M. C.S.T. on March 28, 2011.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

     The vote of a majority of the Company's shares eligible to vote at the Company's special meeting of shareholders is required to approve the Amendment to our Articles of Incorporation. Since our Majority Shareholders can vote a majority of our outstanding shares, our Majority Shareholders will approve the Amendment to our Articles of Incorporation as set forth above. Therefore, no further shareholder approval is sought.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION.















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

                                   PROPOSAL 3
             RATIFICATION OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

                 On May 24, 2006, the Company's Board of Directors adopted, subject to the approval of our majority shareholders, the Company's 2006 Stock Incentive Plan (the "Plan") in a form substantially similar to the attached Appendix B. At the annual meeting, our Majority Shareholders will ratify the adoption of the Plan.

The  following  is  a  summary  of  the  material  features  of  the  Plan:

WHAT  IS  THE  PURPOSE  OF  THE  PLAN?

     The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

WHO  IS  ELIGIBLE  TO  PARTICIPATE  IN  THE  PLAN?

     The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

WHO  WILL  ADMINISTER  THE  PLAN?

     The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

HOW  MUCH  COMMON  STOCK  IS  SUBJECT  TO  THE  PLAN?

     Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is Twenty Million (20,000,000) shares. Such shares of Common Stock shall be made available from the authorized and unissued shares of the Company.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND AWARDS UNDER THE PLAN?

     The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that a no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has sole discretion over the authorization of any stock awards.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

Upon  the  occurrence  of:

     (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

     (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or

     (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended.

     Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

WHAT  HAPPENS  TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

     The incentive stock options shall lapse and cease to be exercisable upon a the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

MAY  THE  PLAN  BE  MODIFIED,  AMENDED  OR  TERMINATED?

     The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

     The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix B.

IS  THE  COMPANY  ASKING  FOR  MY  PROXY?

     Our Majority Shareholders will ratify the adoption of the 2006 Stock Incentive Plan covering Twenty Million (20,000,000) shares of our Common Stock. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

      A MAJORITY OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR RATIFYING THE
                      COMPANY'S 2006 STOCK INCENTIVE PLAN.

                                   PROPOSAL 4
       RATIFICATION OF THE GRANT OF AN AGGREGATE OF 10,000,000 OPTIONS TO
      OFFICERS, DIRECTORS, CONSULTANTS AND EMPLOYEES PURSUANT TO THE PLAN.

WHAT ARE THE MAJORITY SHAREHOLDERS APPROVING?

     On June 1, 2006, the Company's Board of Directors approved the issuance of an aggregate of 10,000,000 options to the Company's officers, Directors and employees, pursuant to the Company's 2006 Stock Incentive Plan (the "Plan"). All the options were at an exercise price of $0.13 per share, which was equal to the average of the highest ($0.125) and lowest ($0.111) quoted selling prices of the Company's common stock on June 1, 2006, multiplied by 110%. The options were granted to the following individuals in the following amounts:

     o Max Maxwell, our president and Director was granted 750,000 qualified options and 3,250,000 non-qualified options (for 4,000,000 total options), which options are to vest at the rate of 500,000 options every three months, with the qualified options to vest first, in consideration for services to be rendered to the Company as the Company's President and Chief Executive Officer. The options expire if unexercised on June 1, 2009, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan;

     o Frank Jacobs, our Executive Chairman(i.e. a full time executive officer of the Company) and current Director was granted 4,000,000 non-qualified options, which options are to vest at the rate of 500,000 options every three months, in consideration for services to be rendered to the Company as the Company's Director. The options expire if unexercised on June 1, 2009, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan;

     o Brian Alexander, our Chief Financial Officer and Director was granted 1,000,000 non-qualified options, which options are to vest upon Mr. Alexander's execution of a deed of release and settlement between Mr. Alexander and the Company in connection with his anticipated resignation from his positions as the Company's Chief Financial Officer and Director, which is expected to occur in or around July 2006. The options were granted to Mr. Alexander in consideration for services rendered to the Company as the Company's Chief Financial Officer and Director. The options expire if unexercised on July 1, 2007, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan; and

     o Terje Reiersen, a consultant to the Company, was granted 1,000,000 non-qualified options, which options are to vest at the rate of 250,000 options every three months, in consideration for consulting services to be rendered to the Company for corporate advice in relation to a secondary listing for the Company's securities, amongst other things. The options expire if unexercised on June 1, 2009, or as otherwise provided in the Option Agreement to be drafted subsequent to the grant, pursuant to the Plan.

     Collectively the 10,000,000 options granted to pursuant to the Plan are referred to herein as the "Options."

WHAT IS THE PURPOSE OF THE OPTIONS?

     The Options were granted to the officers, Directors, employees and consultant (the "Grantees") above in consideration for services to be rendered to the Company as describe above and to insure their continued service to the Company. Additionally, as the value of the Options will increase as the Company's stock value increases, the Board of Directors believe that the Options will give the Grantees an increased incentive to increase the Company's revenues, lower the Company's debt and create a more overall attractive investment for investors in connection with an investment in the Company, which will lead to the increased trading value of the Company's common stock.

WHAT VOTE IS REQUIRED FOR RATIFICATION?

     The vote of a majority of the Company's shares eligible to vote at the Company's special meeting of shareholders is required to approve the grant of the Options to the Grantees. Since our Majority Shareholders can vote a majority of our outstanding shares, our Majority Shareholders will approve the grant of the Options to the Grantees as set forth above. Therefore, no further shareholder approval is sought.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                          THE GRANTING OF THE OPTIONS.

                                   PROPOSAL 5
        RATIFICATION OF THE APPOINTMENT OF JEWETT, SCHWARTZ & ASSOCIATES,
       CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected Jewett, Schwartz & Associates, Certified Public Accountants ("JS&A"), as independent auditors for the Company for fiscal years 2005 and 2006 and recommends that the shareholders vote for ratification of such appointment.

     The Company does not anticipate a representative from JS&A to be present at the annual shareholders meeting. In the event that a representative of JS&A is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

     Effective March 3, 2006, the client auditor relationship between Texhoma Energy, Inc. (the "Company") and Chisholm, Bierwolf & Nilson, LLC, ("CBN") ceased as the former accountant was dismissed. The Company's Board of Directors approved and ratified the dismissal of CBN on March 3, 2006.

     CBN's report on the financial statements of the Company for the fiscal year ended September 30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

     In connection with the audit of the Company's fiscal year ended September 30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased, there were no disagreements between CBN and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CBN would have caused CBN to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

     There have been no reportable events as provided in Item 304(a)(1)(iv)(B) of Regulation S-B during the Company's fiscal year ended September 30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased.

     The Company has authorized CBN to respond fully to any inquiries by JS&A relating to their engagement as the Company's independent accountant. The Company has requested that CBN review the disclosure and CBN has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to the Report filed on Form 8-K on April 13, 2006.

     The Company had not previously consulted with JS&A regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-B) between the Company and CBN, the Company's previous independent accountant, as there were no such disagreements or an event (as described in Item 304(a)(1)(iv) of Regulation S-B) during the Company's fiscal years ended September 30, 2004 and September 30, 2003, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased. Neither had the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. JS&A reviewed the disclosure required by Item 304(a) before it was filed with the Commission and was provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it did not agree with the statements made by the Company in response to Item 304(a). JS&A did not furnish a letter to the Commission

AUDIT  FEES

     The aggregate fees billed for each of the fiscal years ended September 30, 2005 and 2004 for professional services rendered by the principal accountant for the audit and review of the Company's annual and quarterly financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was approximately $5,438 and $35,400, respectively.

AUDIT  RELATED  FEES

     None.

TAX  FEES

     None.

ALL  OTHER  FEES

     The aggregate fees billed for each of the fiscal years ended September 30, 2005 and 2004 for products and services provided by the principal accountant, other than the services reported above was $4,000 and $-0-, respectively.


     A MAJORITY OF THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF JEWETT, SCHWARTZ & ASSOCIATES,
CERTIFIED  PUBLIC  ACCOUNTANTS  AS  INDEPENDENT  ACCOUNTANTS  OF  THE  COMPANY.



                  [Remainder of page left intentionally blank.]

 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the special meeting of shareholders and has not been informed that any other matters are to be presented by others.

                        INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, other than in connection with the granting of certain stock options.

     (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

                           COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

TEXHOMA ENERGY, INC.
2200 Post Oak Blvd. Suite 340
Houston, Texas 77056
Attention:  Max Maxwell,
President and
Chief Executive Officer


                             By  Order  of  the  Board  of  Directors

                             /s/Frank  Jacobs
                             ----------------
                             Frank  Jacobs
                             Director  and  Executive  Chairman
          ,  2006
----------

                                   APPENDIX A


                            CERTIFICATE OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1.   NAME  OF  CORPORATION:

Texhoma  Energy,  Inc.

2. THE ARTICLES HAVE BEEN AMENDED AS FOLLOWS (provide article numbers, if applicable):

Article  4.  Number  of  Shares  the  Corporation  is  Authorized  to  Issue.

     The capitalization of the corporation is amended to increase the authorized shares of common stock to three hundred million (300,000,000) shares, $0.001 par value per share and to authorize one million (1,000,000) shares of preferred stock, $0.001 par value per share.

     Shares of preferred stock of the corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

3. THE VOTE BY WHICH THE STOCKHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS: ____%

4.   EFFECTIVE  DATE  OF  FILING:
                                 ---------------

5.   OFFICERS  SIGNATURE:
                         ----------------

APPENDIX B


                              TEXHOMA ENERGY, INC.
                            2006 STOCK INCENTIVE PLAN


                             ARTICLE I -- PREAMBLE

     1.1 This 2006 Stock Incentive Plan of Texhoma Energy, Inc. is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

     1.2  Awards under the Plan may be made to an Eligible Person in the form of
(i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

     1.3 The Company's board of directors adopted the Plan on May 24, 2006. The Plan shall be effective May 24, 2006 (the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

     1.4 The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas (except its choice-of-law provisions).

     1.5 Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

     ARTICLE  II  --  DEFINITIONS

     DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

     2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.2 "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     2.3 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

     2.4 "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

     2.5 "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

     2.7 "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or
(iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

     2.8 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

     2.9 "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

     2.10  "Common  Stock"  means  the  Company's  common  stock.

     2.11  "Company"  means  Texhoma  Energy,  Inc.,  a  Nevada  corporation.

     2.12. "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

     2.13  "Director"  means  a member of the Board of Directors of the Company.

     2.14 "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     2.15 "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

     2.16 "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

     2.17 "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board in its discretion shall deem relevant.

     2.19 "Employee" means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     2.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

     2.21  "Fair  Market  Value"  means:

          (a) for purposes of an Incentive Stock Option, if there is a market for the Company's stock, on a stock exchange or in an over-the-counter market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company's Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date. If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

          (b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the "Mean Selling Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.


     2.22  "Grant  Date"  means,  as  to  any  Award,  the  latest  of:

          (a)  the date on which the Board authorizes the grant of the Award; or

          (b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

          (c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

     2.23 "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

     2.24 "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

     2.25 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

     2.26 "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

     2.27 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Act.

     2.28 "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

     2.29 "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

     2.30 "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     2.31 "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

     2.32 "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

     2.33 "Performance Period" shall have the meaning set forth in Article IX of the Plan.

     2.34 "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more
Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

     2.35 "Plan" means this Texhoma Energy, Inc. 2006 Stock Incentive Plan, as it may be amended from time to time.

     2.36  "Reporting  Person"  means  a  person  required to file reports under
Section  16(a)  of  the  Act.

     2.37 "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

     2.38 "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

     2.39 "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

     2.40 "Rule 16b-3" means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

     2.41 "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

     2.42 "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

     2.43 "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

     2.44 "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

                          ARTICLE III - ADMINISTRATION

     3.1 The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

     3.2 The Board may, to the full extent permitted by and consistent with applicable law and the Company's Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

          (a) If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

          (b) The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

          (c) In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

     3.3 Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

     3.4 Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Twenty Million (20,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

          (a) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

          (b) If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

          (c) The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

     3.5 Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

     3.6 The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

          (a) any required approval of the Plan by the shareholders of the Company; and

          (b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

     3.7 The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

     3.8 Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

     3.9 The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

     3.10 No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

     3.11 The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

     3.12 Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

                     ARTICLE IV -- INCENTIVE STOCK OPTIONS

     4.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

          (a) Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

          (b) The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

          (c) An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

               (i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

               (ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

     and  provided,  further,  that  such  period  following  a  Termination  of

     Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

          (d) The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

          (e) No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

          (f) The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

     4.2 Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

     4.3 The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under
Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

     4.4 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of
Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

                    ARTICLE V -- NONQUALIFIED STOCK OPTIONS

     5.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

          (a) Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

          (b) The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

          (c) A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

     5.2 The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

                    ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

     6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

     6.2 Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

     6.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

     6.4 The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     6.5 The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

     6.6 The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

     6.7 The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

                        ARTICLE VII -- RESTRICTED STOCK

     7.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

     7.2 The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

          (a) the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

          (b) the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

          (c) the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

          (d) whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

          (e) whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

          (f) whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

     7.3  Awards  of Restricted Stock must be accepted within a period of thirty
(30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

     7.4 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

     7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

     7.6 Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

     7.7 Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

                          ARTICLE VIII -- STOCK AWARDS

     8.1 The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

     8.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

     8.3 Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

                        ARTICLE IX -- PERFORMANCE SHARES

     9.1 The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

     9.2 The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

          (a) the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

          (b) the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

          (c) the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

          (d)  the  form  of  settlement  of  a  Performance  Share.

     9.3 At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

     9.4 Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     9.5 Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

     9.6 In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

     9.7 The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

     9.8 Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

          ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

     10.1 Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

          (a) all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

          (b) all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

               (i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

               (ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

               (iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

               (iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

          (c) all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

     10.2 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

     10.3 After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in
Section  422  of  the  Code.

                    ARTICLE XI -- AMENDMENT AND TERMINATION

     11.1 Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

          (a) materially alter the group of persons eligible to participate in the Plan;

          (b) except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

          (c) alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in
     Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

     11.2 No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

          (a) annul any Award if the Participant is terminated for cause as determined by the Board; and

          (b) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

     11.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

     ARTICLE XII -- MISCELLANEOUS PROVISIONS

     12.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

     12.2 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein

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relating  to  compliance  with  Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to
Section  16  of  the  Act.

     12.3 The terms of the Plan shall be binding upon the Company, its successors and assigns.

     12.4 Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

     12.5 This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

     12.6 Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under
Section  83(b)  of  the  Code,  or  any  similar  provision  thereof.

     12.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

     12.8 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

     12.9  The Plan is not subject to the provisions of ERISA or qualified under
Section  401(a)  of  the  Code.

     12.10 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with
(i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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